Defined Contribution Plan	12 Months Ended
Sep. 30, 2012
Defined Benefit Plans and Other Postretirement Benefit Plans Disclosures [Abstract]
Defined Contribution Plan [Text Block]
Defined Contribution Plan

The Company sponsors a defined contribution plan, which extends participation eligibility to substantially all U.S. employees, other than legacy ASR employees. The Company matches 50% of participant’s before-tax contributions up to 6% of eligible compensation. Amounts charged to expense during fiscal 2012, 2011, and 2010 were $9.3, $9.2, and $8.0, respectively, and are reflected in SG&A and Cost of products sold in the Consolidated Statements of Earnings, and Comprehensive Income. The fiscal 2012 and 2011 expense amounts include $0.9 related to the matching components of two legacy ASR plans. These plans were part of the ASR acquisition that occurred in early fiscal 2011.